Exhibit 10.4

GENERAL CONTINUING GUARANTEE

This GENERAL CONTINUING GUARANTEE (this “Guarantee”), dated as of May 8, 2012, is executed and delivered by each Subsidiary of the Borrower party hereto and those additional entities that hereafter become parties hereto by joinder (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), in favor of MORGAN STANLEY SENIOR FUNDING, INC., as agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, if any, in such capacity, “Agent”), in light of the following:

WHEREAS, Wabash National Corporation (the “Borrower”), the Lenders, and Agent are, contemporaneously herewith, entering into that certain Credit Agreement of even date herewith (as amended, restated, modified, renewed or extended from time to time, the “Credit Agreement”);

WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower and, as such, will benefit by virtue of the financial accommodations extended to the Borrower by the Lenders; and

WHEREAS, in order to induce the Lenders to enter into the Credit Agreement and the other Credit Documents and to extend the loans and other financial accommodations to the Borrower pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lenders to the Borrower pursuant to the Credit Documents, each Guarantor has agreed to guarantee the Guaranteed Obligations.

NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

1.   Definitions and Construction.

(a)  Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The following terms, as used in this Guarantee, shall have the following meanings:

“Agent” has the meaning set forth in the preamble to this Guarantee.

“Borrower” has the meaning set forth in the recitals to this Guarantee.

“Credit Agreement” has the meaning set forth in the recitals to this Guarantee.

“Guaranteed Obligations” means all of the Obligations (including all Secured Hedge Obligations and Secured Cash Management Obligations) now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees (including the fees provided for in the Administrative Agent Fee Letter), expenses due to the Secured Parties and Agent pursuant to the terms of the Credit Agreement (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent or the Secured Parties (or any of them) reimbursable pursuant to the terms of the Credit Documents in enforcing any rights under this Guarantee. Without limiting the generality of the foregoing, Guaranteed Obligations shall include all amounts that constitute part of the Guaranteed Obligations and would be owed by any Credit Party to Agent or the Secured Parties under any Credit Document but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving any Credit Party or any other Guarantor.

“Guarantor” and “Guarantors” have the meaning set forth in the preamble to this Guarantee.

“Guarantee” has the meaning set forth in the preamble to this Guarantee.

“Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

“Voidable Transfer” has the meaning set forth in Section 10 of this Guarantee.

(b)  Construction. Unless the context of this Guarantee clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Guarantee refer to this Guarantee as a whole and not to any particular provision of this Guarantee. Section, subsection, clause, schedule, and exhibit references herein are to this Guarantee unless otherwise specified. Any reference in this Guarantee to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Neither this Guarantee nor any uncertainty or ambiguity herein shall be construed or resolved against the Secured Parties or any Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guarantee has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of each Guarantor and Agent. Any reference herein to the satisfaction, repayment or payment in full of the Guarantied Obligations shall mean satisfaction, repayment or payment in accordance with the definition of “Final Date” in the Credit Agreement. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Guarantee.

2.   Guaranteed Obligations. Each Guarantor, on a joint and several basis, hereby irrevocably and unconditionally guarantees to Agent, for the benefit of the Secured Parties, as and for its own debt, until the final payment in full thereof, in cash, has been made, (a) the due and punctual payment of the Guaranteed Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guarantee set forth herein shall be a guarantee of payment and not a guarantee of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Borrower of all of the agreements, conditions, covenants, and obligations of the Borrower contained in the Credit Agreement and under each of the other Credit Documents.

3.   No Limitations. Anything contained in this Guarantee to the contrary notwithstanding, the obligations of each Guarantor under this Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Guarantee subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the

Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law.

4.   Continuing Guarantee. This Guarantee includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guarantee as to future Guaranteed Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guaranteed Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of the Secured Parties in existence on the date of such revocation, (d) no payment by any Guarantor, the Borrower, or from any other source, prior to the date of Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of any Guarantor hereunder and (e) any payment by the Borrower or from any source other than a Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of any Guarantor hereunder.

5.   Performance Under this Guarantee. In the event that the Borrower fails to make any payment of any Guaranteed Obligations, on or prior to the due date thereof, or if the Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 of this Guarantee in the manner provided in the Credit Agreement or any other Credit Document, Guarantors immediately shall cause, as applicable, such payment in respect of the Guaranteed Obligations to be made or such obligation to be performed, kept, observed, or fulfilled.

6.   Primary Obligations. This Guarantee is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guarantee of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Each Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guaranteed Obligations (including each other Guarantor), liable to Agent, for the benefit of the Secured Parties, that the obligations of each Guarantor hereunder are independent of the obligations of the Borrower or any other Guarantor, and that a separate action may be brought against any Guarantor, whether such action is brought against the Borrower or any other Guarantor or whether the Borrower or any other Guarantor is joined in such action. Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any Secured Party of whatever remedies such Secured Party may have against the Borrower or any other Guarantor, or the enforcement of any Lien or realization upon any security by any Secured Party. Each Guarantor hereby agrees that any release which may be given by Agent to the Borrower or any other Guarantor, or with respect to any property or asset subject to a Lien, shall not release such Guarantor. Each Guarantor consents and agrees that no Secured Party shall be under any obligation to marshal any property or assets of the Borrower or any other Guarantor in favor of such Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

7.   Waivers.

(a)  To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to such Guarantor’s right to make inquiry of Agent to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of the Borrower or of any other fact that might increase such Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Credit Documents; (vi) notice of any Default or Event of Default under any of the Credit Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Guarantee or any other Credit Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

(b)  To the fullest extent permitted by applicable law, each Guarantor hereby waives the right by statute or otherwise to require any Secured Party to institute suit against the Borrower or any other Guarantor or to exhaust any rights and remedies which any Secured Party has or may have against the Borrower or any other Guarantor. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if the Guaranteed Obligations were directly owing to Agent or the Secured Parties, as applicable, by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid in full in cash, to the extent of any such payment) of the Borrower or by reason of the cessation from any cause whatsoever of the liability of the Borrower in respect thereof.

(c)  To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any right to assert against any Secured Party, any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the Borrower or any other party liable to any Secured Party; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party, including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against the Borrower or other Guarantors; and (iv) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations or shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.

(d)  Until the Guaranteed Obligations have been paid in full in cash, (i) each Guarantor hereby postpones and agrees not to exercise any right of subrogation such Guarantor has or may have against the Borrower with respect to the Guaranteed Obligations; (ii) each Guarantor hereby postpones and agrees not to exercise any right to proceed against the Borrower or any other Person now or hereafter liable on account of the Guaranteed Obligations (including any other Guarantor) for contribution, indemnity, reimbursement, or any other similar rights (irrespective of whether direct or indirect, liquidated or contingent); and (iii) each Guarantor hereby postpones and agrees not to exercise any right it may have to proceed or to seek recourse against or with respect to any property or asset of the Borrower or any other Person now or hereafter liable on account of the Guaranteed Obligations (including any other Guarantor). Notwithstanding anything to the contrary contained in this Guarantee, no Guarantor shall exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and shall not proceed or seek recourse against, or with respect to any property or asset of, the Borrower or any other Guarantor (including after payment in full of the Guaranteed Obligations) if all or any portion of the Guaranteed Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of the Borrower or any such other Guarantor whether pursuant to the Security Agreement or otherwise.

(e)  If any of the Guaranteed Obligations or the obligations of any Guarantor under this Guarantee at any time are secured by a mortgage or deed of trust upon real property, any Secured Party may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations or the obligations of any Guarantor under this Guarantee, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guarantee, without diminishing or affecting the liability of any Guarantor hereunder. Each Guarantor understands that (a) by virtue of the operation of antideficiency law applicable to nonjudicial foreclosures, an election by any Secured Party to nonjudicially foreclose on such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against the Borrower or other Guarantors, and (b) absent the waiver given by such Guarantor herein, such an election would estop any Secured Party from enforcing this Guarantee against such Guarantor. Understanding the foregoing, and understanding that each Guarantor is hereby relinquishing a defense to the enforceability of this Guarantee, each Guarantor hereby waives any right to assert against any Secured Party any defense to the enforcement of this Guarantee, whether denominated “estoppel” or otherwise, based on or arising from an election by any Secured Party to nonjudicially foreclose on any such mortgage or deed of trust or as a result of any other exercise of remedies, whether under a mortgage or deed of trust or under any personal property security agreement. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against the Borrower or other Guarantors. Each Guarantor also agrees that the “fair market value” provisions of Section 580a of the California Code of Civil Procedure (and any similar law of New York or any other applicable jurisdiction) shall have no applicability with respect to the determination of such Guarantor’s liability under this Guarantee.

(f)  Without limiting the generality of any other waiver or other provision set forth in this Guarantee, each Guarantor waives all rights and defenses that such Guarantor may have if all or part of the Guaranteed Obligations are secured by Real Property. This means, among other things:

(i)          Any Secured Party may collect from any Guarantor without first foreclosing on any Real Property or personal property Collateral that may be pledged by any Guarantor or the Borrower.

(ii)        If any Secured Party forecloses on any Real Property Collateral that may be pledged by any Guarantor or the Borrower:

(1)   The amount of the Guaranteed Obligations or any Obligations of any Guarantor in respect thereof may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price.

(2)   Agent may collect from any Guarantor even if any Secured Party, by foreclosing on the Real Property Collateral, has destroyed any right such Guarantor may have to collect from the Borrower or any other Guarantor.

This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have if all or part of the Guaranteed Obligations are secured by Real Property. These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure and any similar law of New York or any other jurisdiction.

(g)   WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTEE, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2787, 2799, 2808, 2815, 2819, 2820, 2821, 2822, 2838,

2839, 2847, 2848, AND 2855, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

(h)    WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTEE, EACH Guarantor waives all rights and defenses arising out of an election of remedies by any Secured Party, even though such election of remedies, such as a nOnjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed SUCH Guarantor’s rights of subrogation and reimbursement against BorrowerS by the operation of applicable law INCLUDING §580D OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

(i)     Without limiting the generality of any other waiver or other provision set forth in this Guarantee, each Guarantor hereby also agrees to the following waivers:

(i)    Agent’s right to enforce this Guarantee is absolute and is not contingent upon the genuineness, validity or enforceability of the Guaranteed Obligations or any of the Credit Documents. Each Guarantor waives all benefits and defenses it may have under California Civil Code Section 2810 or any similar laws in any other applicable jurisdiction and agrees that Agent’s rights under this Guarantee shall be enforceable even if the Borrower did not have liability at the time of execution of the Credit Documents or the Guaranteed Obligations are unenforceable in whole or in part, or the Borrower ceases to be liable with respect to all or any portion of the Guaranteed Obligations.

(ii)    Each Guarantor waives all benefits and defenses it may have under California Civil Code Section 2809 or any similar laws in any other applicable jurisdiction with respect to its obligations under this Guarantee and agrees that Agent’s rights under the Credit Documents will remain enforceable even if the amount guaranteed hereunder is larger in amount and more burdensome than that for which the Borrower is responsible. The enforceability of this Guarantee against each Guarantor shall continue until all sums due under the Credit Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or Collateral for the Borrower’s obligations under the Credit Documents, from whatever cause, the failure of any security interest in any such security or Collateral or any disability or other defense of the Borrower, any pledgor of Collateral for any Person’s obligations to Agent or any other Person in connection with the Credit Documents.

(iii)   Each Guarantor waives all benefits and defenses it may have under California Civil Code §§ 2845, 2849 and 2850 or any similar laws of any other applicable jurisdiction with respect to its obligations under this Guarantee, including the right to require Agent to (A) proceed against the Borrower, any other Guarantor, any other pledgor of Collateral for any Person’s obligations to Agent or any other Person in connection with the Guaranteed Obligations, (B) proceed against or exhaust any other security or Collateral Agent may hold, or (C) pursue any other right or remedy for any Guarantor’s benefit, and agrees that Agent may exercise its right under this Guarantee without taking any action against the Borrower, any other Guarantor, any pledgor of collateral for any Person’s obligations to Agent or any other Person in connection with the Guaranteed Obligations, and without proceeding against or exhausting any security or Collateral that Agent holds.

(iv)   The paragraphs in this Section 7 which refer to certain sections of the California Civil Code are included in this Guarantee solely out of an abundance of caution and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guarantee.

8.  Releases. Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, any Secured Party may, by action or inaction, compromise or settle, shorten or extend any Maturity Date with respect to any Guaranteed Obligations or any other period of duration or the time for the payment of the Obligations, or discharge the performance of the Obligations, or may refuse to enforce the Obligations, or otherwise elect not to enforce the Obligations, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Credit Agreement or any of the other Credit Documents or may grant other indulgences to the Borrower or any other Guarantor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Obligations, the Credit Agreement or any other Credit Document (including any increase or decrease in the principal amount of any Obligations or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute the Borrower or any other Guarantor of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations, or any portion thereof.

9.   No Election. The Secured Parties shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein and no election by any Secured Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the other Secured Parties’ right to proceed in any other form of action or proceeding or against other parties unless Agent, on behalf of such other Secured Parties, has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Secured Parties under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of any Guarantor under this Guarantee except to the extent that the Secured Parties finally and unconditionally shall have realized indefeasible payment in full of the Guaranteed Obligations by such action or proceeding.

10.  Revival and Reinstatement. If the incurrence or payment of the Guaranteed Obligations or the obligations of any Guarantor under this Guarantee by any Guarantor or the transfer by any Guarantor to Agent of any property of any Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if the Secured Parties are required to repay or restore, in whole or in part, any such Voidable Transfer, or elect to do so upon the reasonable advice of their counsel, then, as to any such Voidable Transfer, or the amount thereof that the Secured Parties are required or elect to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Secured Parties related thereto, the liability of each Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

11.  Financial Condition of Borrower. Each Guarantor represents and warrants to the Secured Parties that it is currently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor further represents and warrants to the Secured Parties that it has read and understands the terms and conditions of the Credit Agreement and each other Credit Document. Each Guarantor hereby covenants that it will continue to keep itself informed of the Borrower’s financial condition, the financial condition of other Guarantors and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

12.  Payments; Application. All payments to be made hereunder by any Guarantor shall be made in Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Guaranteed Obligations in accordance with the terms of the Credit Agreement.

13.   Attorneys Fees and Costs. Each Guarantor agrees to pay, in accordance with Section 13.5 of the Credit Agreement, all attorneys’ fees and all other costs and expenses which may be incurred by Agent in connection with the enforcement of this Guarantee or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought.

14.   Notices. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent, or delivered in accordance with Section 13.2 of the Credit Agreement. All notices and other communications hereunder to any Guarantor shall be in writing and shall be mailed, sent, or delivered in care of the Borrower in accordance with Section 13.2 of the Credit Agreement.

15.   Cumulative Remedies. No remedy under this Guarantee, the Credit Agreement or any other Credit Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guarantee, the Credit Agreement or any other Credit Document, and those provided by law. No delay or omission by the Secured Parties or Agent on behalf thereof to exercise any right under this Guarantee shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Secured Parties or Agent on behalf thereof to exercise, and no delay in exercising, any right under this Guarantee shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guarantee preclude any other or further exercise thereof or the exercise of any other right.

16.   Severability of Provisions. Each provision of this Guarantee shall be severable from every other provision of this Guarantee for the purpose of determining the legal enforceability of any specific provision.

17.   Entire Agreement; Amendments. This Guarantee constitutes the entire agreement between each Guarantor and the Lender Group pertaining to the subject matter contained herein. Subject to Section 23 below and the terms of the Intercreditor Agreement, this Guarantee may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Agent, on behalf of the Secured Parties. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guarantee shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

18.   Successors and Assigns. This Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and permitted assigns of the Secured Parties; provided, however, no Guarantor shall assign this Guarantee or delegate any of its duties hereunder without Agent’s prior written consent and any unconsented assignment shall be absolutely null and void. In the event of any assignment, participation, or other transfer of rights by the Secured Parties, the rights and benefits herein conferred upon the Secured Parties shall automatically extend to and be vested in such assignee or other transferee.

19.   No Third Party Beneficiary. This Guarantee is solely for the benefit of each Secured Party and each of their successors and assigns and may not be relied on by any other Person.

20.   Choice Of Law And Venue; Jury Trial Waiver.

THE VALIDITY OF THIS GUARANTEE, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTEE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND EACH SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.

EACH GUARANTOR AND EACH SECURED PARTY HEREBY WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTEE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND EACH SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS SECTION MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

21.   Counterparts; Telefacsimile Execution. This Guarantee may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guarantee. Delivery of an executed counterpart of this Guarantee by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guarantee. Any party delivering an executed counterpart of this Guarantee by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guarantee but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guarantee.

22.   Agreement to be Bound. Each Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Credit Agreement applicable to such Guarantor. Without limiting the generality of the foregoing, by its execution and delivery of this Guarantee, each Guarantor hereby: (a) makes to the Secured Parties each of the representations and warranties set forth in the Credit Agreement applicable to such Guarantor fully as though such Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and (b) agrees and covenants (i) to do each of the things set forth in the Credit Agreement that the Borrower agrees and covenants to cause such Guarantor to do, and (ii) to not do each of the things set forth in the Credit Agreement that the Borrower agrees and covenants to cause Guarantors not to do, in each case, fully as though such Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

23. New Subsidiaries. Each Guarantor shall cause any Subsidiary (whether by acquisition or formation) of any Credit Party that is required pursuant to Section 9.11 of the Credit Agreement to execute a joinder to this Guarantee by such date as is required thereunder to execute and deliver to Agent a joinder to this Guarantee in form of Exhibit A attached hereto. Upon the execution and delivery of such a joinder by any such Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any agreement or instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect, and shall be joint and several with each other Guarantor hereunder, notwithstanding the addition of any new Guarantor hereunder, as though such new Guarantor had originally been named as a Guarantor hereunder on the date of this Guarantee.

24. Release. The obligations of each Guarantor created hereunder will be released (a) upon the occurrence of the Final Date or (b) in connection with a merger, liquidation, dissolution or sale of such Guarantor permitted by the terms of the Credit Agreement or the other Credit Documents.

25. Intercreditor Agreement. The Guarantors and Agent acknowledge that the exercise of certain of Agent’s rights and remedies hereunder may be subject to, and restricted by, the provisions of the Intercreditor Agreement. Except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Guarantee, which, as among the Guarantors and Agent shall remain in full force and effect.

[Signature pages to follow]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guarantee as of the date first written above.

WABASH NATIONAL, L.P.,
an Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

WABASH WOOD PRODUCTS, INC. (f/k/a WNC Cloud Merger Sub, Inc.),
an Arkansas corporation

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

TRANSCRAFT CORPORATION,
a Delaware corporation

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

WABASH NATIONAL TRAILER CENTERS, INC.,
a Delaware corporation

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

[Signature Page to term loan general continuing Guarantee]

CLOUD OAK FLOORING COMPANY, INC.,
an Arkansas corporation

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

CONTINENTAL TRANSIT CORPORATION,
an Indiana corporation

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

FTSI DISTRIBUTION COMPANY, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

NATIONAL TRAILER FUNDING, L.L.C.,
a Delaware limited liability company

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

[Signature Page to term loan general continuing Guarantee]

WABASH NATIONAL MANUFACTURING, L.P. (f/k/a Wabash National Lease Receivables, L.P.),
a Delaware limited partnership

By:	Wabash National Corporation,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

WABASH NATIONAL SERVICES, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

WALKER GROUP HOLDINGS LLC,
a Delaware limited liability company

By:	Wabash National L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

[Signature Page to term loan general continuing Guarantee]

BULK SOLUTIONS LLC,
a Texas limited liability company

By:	Wabash Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

WALKER STAINLESS EQUIPMENT COMPANY LLC,
a Delaware limited liability company

By:	Wabash Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

[Signature Page to term loan general continuing Guarantee]

BRENNER TANK LLC,
a Wisconsin limited liability company

By:	Wabash Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

GARSITE/PROGRESS LLC,
a Texas limited liability company

By:	Wabash Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

[Signature Page to term loan general continuing Guarantee]

BRENNER TANK SERVICES LLC,
a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name: Mark J. Weber
Title: SVP-CFO, Treasurer

[Signature Page to term loan general continuing Guarantee]

EXHIBIT A

GUARANTOR JOINDER AGREEMENT

THIS GUARANTOR JOINDER AGREEMENT (this “Agreement”) dated as of _______ ___, _____ is by and among the parties listed on the signature pages hereof as “Original Guarantors”, ____________, a __________ (“New Guarantor”), and MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, if any, in such capacity, “Agent”).

WHEREAS, Original Guarantors and Agent have entered into a General Continuing Guarantee, dated as of May 8, 2012 (as amended, modified or supplemented, the “Guarantee”); and

WHEREAS, the parties hereto desire to join New Guarantor as a Guarantor (as such term is defined in the Guarantee) under the Guarantee;

NOW THEREFORE, the parties hereto hereby agree as follows:

1.   Definitions. Capitalized terms used in this Agreement, unless otherwise defined herein or in the Guarantee, shall have the meaning ascribed to such terms in that certain Credit Agreement dated as of May 8, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) among Wabash National Corporation (the “Borrower”), the lenders party thereto as “Lenders” (“Lenders”) and Agent.

2.   Joinder. Subject to the terms and conditions of this Agreement, New Guarantor is hereby joined in the Guarantee as a Guarantor, and New Guarantor hereby agrees to be bound by the terms and conditions (including without limitation all of the representations and warranties and covenants) to which a Guarantor is a party as a Guarantor under the Guarantee, in each case as if New Guarantor were a direct signatory thereto. In furtherance of the foregoing, New Guarantor hereby irrevocably and unconditionally guarantees to Agent, for the benefit of the Secured Parties, as and for its own debt, until the final payment in full thereof, in cash, has been made, (a) the due and punctual payment of the Guaranteed Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guarantee set forth herein shall be a guarantee of payment and not a guarantee of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Borrower of all of the agreements, conditions, covenants, and obligations of the Borrower contained in the Credit Agreement and under each of the other Credit Documents. Anything contained in the Guarantee to the contrary notwithstanding, the obligations of each Guarantor under the Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under the Guarantee subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law.

3.   Effectiveness. This Agreement shall be effective upon the execution and delivery hereof by the parties hereto. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.   Representations and Warranties. New Guarantor represents and warrants to Agent and each Lender that both before and after giving effect to the consummation of this Agreement (i) each of the representations and warranties set forth in Credit Agreement and the other Credit Documents applicable to it are, and will be, true, correct and complete in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case they shall be true, correct and complete in all material respects as of such earlier date), and (ii) no Default or Event of Default has, or will have, occurred and is, or will be, continuing.

5.   Scope. Except as expressly modified by this Agreement, the Guarantee, the Credit Agreement and all of the other Credit Documents shall remain in full force and effect as executed, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

6.   Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof that would require the application of laws other than those of the State of New York.

[Signature pages to follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

NEW GUARANTOR:

By:
Name:
Title:

ORIGINAL GUARANTORS:

WABASH NATIONAL, L.P.,
an Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:
Name:
Title:

WABASH WOOD PRODUCTS, INC. (f/k/a WNC Cloud Merger Sub, Inc.),
an Arkansas corporation

By:
Name:
Title:

TRANSCRAFT CORPORATION,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Guarantor joinder agreement]

WABASH NATIONAL TRAILER CENTERS, INC.,
a Delaware corporation

By:
Name:
Title:

CLOUD OAK FLOORING COMPANY, INC.,
an Arkansas corporation

By:
Name:
Title:

CONTINENTAL TRANSIT CORPORATION,
an Indiana corporation

By:
Name:
Title:

FTSI DISTRIBUTION COMPANY, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:
Name:
Title:

NATIONAL TRAILER FUNDING, L.L.C.,
a Delaware limited liability company

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By:
Name:
Title:

[Signature Page to Guarantor joinder agreement]

WABASH NATIONAL MANUFACTURING, L.P. (f/k/a Wabash National Lease Receivables, L.P.),
a Delaware limited partnership

By:	Wabash National Corporation,
Its General Partner

By:
Name:
Title:

WABASH NATIONAL SERVICES, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:
Name:
Title:

WALKER GROUP HOLDINGS LLC,
a Delaware limited liability company

By:	Wabash National L.P.,
Its Sole Member
By:	Wabash National Trailer Centers, Inc.,
Its General Partner
By:
Name:
Title:

BULK SOLUTIONS LLC,
a Texas limited liability company

By:	Wabash Group Holdings LLC,
Its Sole Member
By:	Wabash National, L.P.,
Its Sole Member
By:	Wabash National Trailer Centers, Inc.,
Its General Partner
By:
Name:
Title:

[Signature Page to Guarantor joinder agreement]

WALKER STAINLESS EQUIPMENT COMPANY LLC,
a Delaware limited liability company

By:	Wabash Group Holdings LLC,
Its Sole Member
By:	Wabash National, L.P.,
Its Sole Member
By:	Wabash National Trailer Centers, Inc.,
Its General Partner
By:
Name:
Title:

BRENNER TANK LLC,
a Wisconsin limited liability company

By:	Wabash Group Holdings LLC,
Its Sole Member
By:	Wabash National, L.P.,
Its Sole Member
By:	Wabash National Trailer Centers, Inc.,
Its General Partner
By:
Name:
Title:

GARSITE/PROGRESS LLC,
a Texas limited liability company

By:	Wabash Group Holdings LLC,
Its Sole Member
By:	Wabash National, L.P.,
Its Sole Member
By:	Wabash National Trailer Centers, Inc.,
Its General Partner
By:
Name:
Title:

[Signature Page to Guarantor joinder agreement]

BRENNER TANK SERVICES LLC,
a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member
By:	Walker Group Holdings LLC,
Its Sole Member
By:	Wabash National, L.P.,
Its Sole Member
By:	Wabash National Trailer Centers, Inc.,
Its General Partner
By:
Name:
Title:

[Signature Page to Guarantor joinder agreement]

AGENT:	MORGAN STANLEY SENIOR FUNDING, INC., on behalf of the Secured Parties

By:
Name:
Title:

[Signature Page to Guarantor joinder agreement]